Contract liabilities	6 Months Ended
Jun. 30, 2024
Contract liabilities [abstract]
Contract liabilities

Note 15	Contract liabilities
A contract liability has to be recognized when the customer already provided the consideration or part of the consideration before an entity has fulfilled its performance obligation (agreed goods or services which should be delivered or provided) resulting from the “contract”.

Development of contract liabilities is presented in the table below:

in € thousand	2024	2023
BALANCE AS AT JANUARY 1	5,697	9,411
Revenue recognition	(104)	(4,394)
Redemption	(411)	—
Addition	—	1,870
Other releases	—	(1,032)
Exchange rate differences	117	(159)
BALANCE AS AT CLOSING DATE	5,299	5,697
Less non-current portion	—	—
CURRENT PORTION	5,299	5,697
As at June 30, 2024, from the total of €5.3 million, an amount of €4.4 million is connected to the US distributor agreements (December 31, 2023: €4.7 million). In the six months ended June 30, 2024. The redemption of €0.4 million relates to these contracts, which cover an obligation to replace vaccine doses.
In the six months ended June 30, 2023, revenue recognition in the amount of €3.8 million came from the Advanced Purchase Agreement (APA) for VLA2001 with the Kingdom of Bahrain. The other releases of €1.0 million are from the divestment of Valneva’s CTM Unit in Solna as of July 1, 2023.